UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 27, 2026

AmpliTech Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-40069	27-4566352
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 Plant Avenue, Hauppauge, NY	11788
(Address of Principal Executive Offices)	(Zip Code)

(631)-521-7831

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AMPG	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock	AMPGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

A. On January 30, 2026, AmpliTech Group, Inc. (the “Company”) entered into an Executive Employment Agreement with the Company’s chief executive officer, president, and chief technical officer, Fawad Maqbool (the “Maqbool Employment Agreement”). The Maqbool Employment Agreement, with an effective date of October 1, 2025, is a for a period of three years from the effective date, subject to automatic one-year renewals. For his services, Mr. Maqbool will receive (i) an annual base salary of $600,000; (ii) an annual target bonus opportunity of up to 75% of base salary based on performance goals consisting of (1) revenues, (2) EBITDA/gross margin and (3) employee retention as set forth in the Maqbool Employment Agreement which annual target bonus opportunity and performance goals will be determined annually; provided, however, for fiscal year 2025 only, the annual target bonus is capped at $200,000; (iii) participation in the Company’s 2020 Equity Incentive Plan including a grant of (1) an incentive stock option to purchase 200,000 shares of common stock and (2) 50,000 restricted stock units that vest immediately upon grant. The option shall be subject to service-based vesting with twenty-five percent (25%) of the shares underlying the option vesting on the first anniversary of the date of grant and the remaining seventy-five percent (75%) vesting in thirty-six (36) equal monthly installments. Mr. Maqbool will be entitled to six (6) weeks of vacation and will be entitled to fringe benefits and perquisites that are made available to other similarly situated executives of the Company, each in accordance with and subject to the eligibility and other provisions of such plans and programs.

The Maqbool Employment Agreement and his employment thereunder may be terminated by either the Company or Maqbool at any time and for any reason upon 90 days’ written notice.

(1) If Maqbool’s employment is terminated by Maqbool’s failure to renew the agreement, by the Company for cause (as defined in the agreement), or by Maqbool without good reason. (as defined in the agreement) he will paid (i) any earn but unpaid base salary; (ii) any earn but unpaid annual bonus; (iii) unreimbursed business expenses; and (iv) other employee benefits Maqbool may be entitled to prior to termination (items (1)(i) through (1)(iv) referred to as “Maqbool Accrued Amounts”).

(2) If the Company fails to renew the Maqbool Employment Agreement, Maqbool’s employment is terminated by the Company without cause (as defined in the agreement) or due to Maqbool’s death or disability or by Maqbool for good reason outside of the change of control period (as defined in the Agreement), Maqbool shall be entitled to (i) the Maqbool Accrued Amounts; (ii) a cash severance equal to eighteen months of Maqbool’s then base salary; (iii) annual bonus, if any, that Maqbool would have earned for the year, pro-rata; (iv) all outstanding unvested restricted stock units, stock options, or other equity awards subject to time-based vesting that are scheduled to vest pursuant to the applicable award agreement during the one year period following termination shall immediately vest; (v) any outstanding unvested restricted stock units, stock options, or other equity awards subject to performance-based vesting shall remain outstanding and eligible to vest in accordance with their respective terms, subject to pro-ration based on the number of days elapsed in the applicable performance period prior up to termination; (vi) up to 18 months of COBRA payments; and (vii) the engagement of outplacement service up to $50,000.

(3) In the event that the Company fails to renew the Maqbool Employment Agreement, Maqbool’s employment is terminated by the Company without cause or due to Maqbool’s death or disability or by Maqbool for good reason within the change of control period, Maqbool shall be entitled to receive the following severance benefits: (i) the Maqbool Accrued Amounts; (ii) a cash severance equal to three times Maqbool’s then base salary and annual target bonus; (iii) all outstanding unvested restricted stock units, stock options, or other equity awards shall immediately become fully vested (iv) up to 18 months of COBRA.

B. On January 30, 2026, the Company entered into an Executive Employment Agreement with the Company’s chief operating officer, Jorge Flores (the “Flores Employment Agreement”). The Flores Employment Agreement, with an effective date of October 1, 2025, is a for a period of three years from the effective date, subject to automatic one-year renewals. For his services, Mr. Flores will receive (i) a base annual salary of $350,000; (ii) an annual target bonus opportunity of up to 45% of base salary based on performance goals consisting of (1) revenues, (2) EBITDA/gross margin and (3) employee retention as set forth in the Flores Employment Agreement, which annual target bonus opportunity and performance goals will be determined annually; (iii) participation in the Company’s 2020 Equity Incentive Plan including a grant of (1) an incentive stock option to purchase 200,000 shares of common stock and (2) 50,000 restricted stock units that vest immediately upon grant. The option shall be subject to service-based vesting with twenty-five percent (25%) of the shares underlying the option vesting on the first anniversary of the date of grant and the remaining seventy-five percent (75%) vesting in thirty-six (36) equal monthly installments. Mr. Flores will be entitled to six (6) weeks of vacation and will be entitled to fringe benefits and perquisites that are made available to other similarly situated executives of the Company, each in accordance with and subject to the eligibility and other provisions of such plans and programs.

The Flores Employment Agreement and his employment thereunder may be terminated by either the Company or Flores at any time and for any reason upon 90 day’s written notice.

(1) If Flores’ employment is terminated by Flores’ failure to renew the agreement, by the Company for cause (as defined in the agreement), or by Flores without good reason (as defined in the agreement), he will paid (i) any earn but unpaid base salary; (ii) any earn but unpaid annual bonus; (iii) unreimbursed business expenses; and (iv) other employee benefits Flores may be entitled to prior to termination (Items (1)(i) through (1)(iv) referred to as “Flores Accrued Amounts”).

(2) If the Company fails to renew the Flores Employment Agreement, Flores’ employment is terminated by the Company without cause (as defined in the Agreement) or due to Flores’ death or disability or by Flore for good reason outside of the change of control Period (as defined in the agreement), Flores shall be entitled to (i) the Flores Accrued Amounts; (ii) a cash severance equal to twelve months of Flores’ then base salary; (iii) annual bonus, if any, that Flores would have earned for the year, pro-rata; (iv) all outstanding unvested restricted stock units, stock options, or other equity awards subject to time-based vesting that are scheduled to vest pursuant to the applicable award agreement during the one year period following termination shall immediately vest; (v) any outstanding unvested restricted stock units, stock options, or other equity awards subject to performance-based vesting shall remain outstanding and eligible to vest in accordance with their respective terms based on actual achievement of the applicable performance criteria but pro-rated; (vi) up to 12 months of COBRA payments; and (vii) the engagement of outplacement service up to $50,000.

(3) In the event that the Company fails to renew the Agreement, Flores’ employment is terminated by the Company without cause or due to Flores’ death or disability or by Flores for good reason within the change of control period, Flores shall be entitled to receive the following severance benefits: (i) the Flores Accrued Amounts; (ii) a cash severance equal to two times Flores’ then base salary and target bonus for the year; (iii) all outstanding unvested restricted stock units, stock options, or other equity awards shall immediately become fully vested and exercisable and (iv) up to 18 months of COBRA.

C. On January 30, 2026, the Company entered into an Executive Employment Agreement with the Company’s chief financial officer, Louisa Sanfratello (the “Sanfratello Employment Agreement”). The Sanfratello Employment Agreement, with an effective date of October 1, 2025, is a for a period of three years from the effective date, subject to automatic one-year renewals. For her services, Ms. Sanfratello will receive (i) a base annual salary of $350,000; (ii) an annual target bonus opportunity of up to 45% of base salary based on performance goals consisting of (1) revenues, (2) EBITDA/gross margin and (3) employee retention as set forth in the Sanfratello Employment Agreement, which annual target bonus opportunity and performance goals will be determined annually; (iii) participation in the Company’s 2020 Equity Incentive Plan including a grant of (1) an incentive stock option to purchase 200,000 shares of common stock and (2) 50,000 restricted stock units that vest immediately upon grant. The option shall be subject to service-based vesting with twenty-five percent (25%) of the shares underlying the Option vesting on the first anniversary of the date of grant and the remaining seventy-five percent (75%) vesting in thirty-six (36) equal monthly installments. Ms. Sanfratello will be entitled to six (6) weeks of vacation and will be entitled to fringe benefits and perquisites that are made available to other similarly situated executives of the Company, each in accordance with and subject to the eligibility and other provisions of such plans and programs.

The Sanfratello Employment Agreement and her employment thereunder may be terminated by either the Company or Sanfratello at any time and for any reason upon 90 day’s written notice.

(1) If Sanfratello’ employment is terminated by Sanfratello’ failure to renew the agreement, by the Company for cause (as defined in the agreement), or by Sanfratello without good reason (as defined in the agreement), she will paid (i) any earn but unpaid base salary; (ii) any earn but unpaid annual bonus; (iii) unreimbursed business expenses; and (iv) other employee benefits Sanfratello may be entitled to prior to termination (Items (1)(i) through (1)(iv) referred to as “Sanfratello Accrued Amounts”).

(2) If the Company fails to renew the Sanfratello Employment Agreement, Sanfratello’ employment is terminated by the Company without cause (as defined in the Agreement) or due to Sanfratello’ death or disability or by Sanfratello for good reason outside of the change of control period (as defined in the agreement), Sanfratello shall be entitled to (i) the Sanfratello Accrued Amounts; (ii) a cash severance equal to twelve months of Sanfratello’s then base salary; (iii) pro-rata bonus equal to the annual bonus, if any, that Sanfratello would have earned for the year; (iv) all outstanding unvested restricted stock units, stock options, or other equity awards subject to time-based vesting that are scheduled to vest pursuant to the applicable award agreement during the one year period following termination shall immediately vest; (v) any outstanding unvested restricted stock units, stock options, or other equity awards subject to performance-based vesting shall remain outstanding and eligible to vest in accordance with their respective terms based on actual achievement of the applicable performance criteria but pro-rated; (vi) up to 12 months of COBRA payments; and (vii) the engagement of outplacement service up to $50,000.

(3) In the event that the Company fails to renew the agreement, Sanfratello’s employment is terminated by the Company without cause or due to Sanfratello’s death or disability or by Sanfratello for good reason within the change of control period, Sanfratello shall be entitled to receive the following severance benefits: (i) the Sanfratello Accrued Amounts; (ii) a cash severance equal to two times Sanfratello’s then base salary and target bonus for the year; (iii) all outstanding unvested restricted stock units, stock options, or other equity awards shall immediately become fully vested and exercisable and (iv) up to 18 months of COBRA.

The information contained in this Item 1.01 regarding the Maqbool Employment Agreement, Flores Employment Agreement, and Sanfratello Employment Agreement are qualified in its entirety by a copy of such agreement attached to this Current Report on Form 8-K as Exhibit 10.1, 10.2 and 10.3 respectively and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained in Item 1.01 of this Current Report on Form 8-K regarding the compensation and material terms of employment agreements with Messrs. Maqbool and Flores and Ms. Sanfratello are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On January 27, 2026, the Company closed its previously announced registered direct offering to five institutional investors of 2,230,033 units at $4.055 per unit with each unit consisting of one share of common stock, one Series A right to purchase one share of common stock at $5.00, and one Series B right to purchase one share of common stock at $6.00. The gross proceeds to the Company from the registered direct offering were approximately $9,042,650 before deducting the placement agent’s fees and other estimated offering expenses.

On February 2, 2026, AmpliTech Group, Inc. issued a press release announcing the approval of listing of its Series A Rights and Series B Rights on the Nasdaq Stock Market. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information reported under Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1, is being “furnished” and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
10.1	Maqbool Employment Agreement
10.2	Flores Employment Agreement
10.3	Sanfratello Employment Agreement
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPLITECH GROUP INC.

Date: February 2, 2026	By:	/s/ Fawad Maqbool
	Name:	Fawad Maqbool
	Title:	Chief Executive Officer